UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2010

MidWestOne Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-24630

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

102 South Clinton Street

Iowa City, Iowa 52240

(Address of principal executive offices, including zip code)

(319) 356-5800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 13, 2010, the Company’s bank subsidiary, MidWestOne Bank, announced that it would be closing its branch office located at 323 Jefferson Street in Burlington, Iowa on September 3, 2010, and its branch office located at 301 A Avenue West in Oskaloosa, Iowa on September 30, 2010. Customers from each of the affected offices will be served by other branch locations in the respective communities.

Item 9.01 Exhibits

99.1	Press Release for Burlington, dated May 13, 2010, issued by MidWestOne Bank.

99.2	Press Release for Oskaloosa, dated May 13, 2010, issued by MidWestOne Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MidWestOne Financial Group, Inc.

Dated: May 13, 2010	By:	/s/ Gary J. Ortale
Gary J. Ortale
Executive Vice President and Chief Financial Officer